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                                                                   EXHIBIT 10.28

                         COMPROMISE SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

     This Compromise Settlement Agreement and Mutual Release ("Settlement Agreement") is made this 28th day of July, 1998 by and among Electronic Transmission Corporation ("ETC") L. Cade Havard ("Havard"), Sterling National Corporation ("Sterling"), and Steve Arnold, Dennis Barnes, Michael Eckstein, Mack Goforth, Dave Hannah, Tim Powell, and Scott Stewart (in their respective individual capacities, and as members or former members of the Board of Directors of ETC, the "Directors").

     WHEREAS, ETC, Sterling, Harvard, and the Directors are involved in a number of disputes and/or may have a number of claims against one or more parties hereto, including but not limited to, the appraisal and valuation of assets of Sterling National contributed to ETC by Havard in 1996, the termination of, and the compensation for, Havard's employment with ETC, and the reimbursement of advances made or claimed to be made by Havard to ETC (collectively, the "Dispute"); and

     WHEREAS, on or about May 17, 1997, Scott Stewart ("Stewart") and Gregory Horsley, filed Cause No. 9802181C in the 68th Judicial District Court, Dallas County, Texas, styled Scott Stewart and Gregory Horsley v. L. Cade Havard and Sterling National Corporation (the "Stewart Lawsuit"), alleging claims against Havard and Sterling and seeking damages, attorneys' fees and interest; and

     WHEREAS, ETC, Sterling, Havard and the Directors desire to make a full and final settlement of all claims of such parties related to the Dispute and the Stewart Lawsuit;

     NOW, THEREFORE, in consideration of the promises and covenants set forth herein, ETC, Sterling, Havard, and the Directors agree as follows:

     1. It is expressly understood and agreed by the parties hereto that the execution of this Settlement Agreement an/or any payment of money, delivery of property, or release given or requested herein is not an admission of liability by any party, but is simply a compromise in settlement of disputed claims for the purpose of buying peace and avoiding litigation.

     2. Havard and Sterling shall transfer to ETC on the date hereof all of their respective right, title and interest in 462,500 shares of common stock in ETC (after giving effect to the one-for four (1:4) reverse stock split effected by ETC on or about July 1, 1998) (the "Stock"), free and clear of all liens and encumbrances, together with certificates evidencing ownership of the stock and fully executed stock powers of authorizing such transfer.

     3. On the date hereof, Sterling shall assign and transfer all of its rights and obligations as Trustee under the Voting Trust Agreement entered between Sterling National Corporation, as Trustee and Roy W. Mers, Elaine Boze, Tim Powell, Louann C. Smith, Dennis G. Bissonnette, Sharla Drummond, Gail M. Curts, Ann C. McDearmon, and Rachel R. Harris, as Beneficiaries, effective January 26, 1996 (the "Voting Trust") to ETC, and ETC shall become the new Trustee of the Voting Trust. Sterling, Havard, and Powell shall execute any and all



COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE -- PAGE 1

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documentation necessary to effectuate transfer of Sterling's rights and obligations as Trustee of the Voting Trust to ETC. Sterling, Havard, and Powell shall further cooperate and assist in obtaining the signatures of the Beneficiaries on any and all documentation necessary to effectuate transfer of Sterling's rights and obligations as Trustee of the Voting Trust to ETC. The parties hereto acknowledge and agree that nothing contained in this
Section 3 shall affect how any ETC common stock held of record by Havard or Sterling is voted.

     4. In consideration of the foregoing and the promises stated herein, Havard, his heirs, successors and assigns, and Sterling, its predecessors, successors and affiliates, hereby release, acquit and forever discharge ETC, each of the Directors, their respective agents, servants, employees, representatives, officers, directors, attorneys, predecessors, heirs, successors, assigns, affiliates and all other persons, natural or corporate, in privity with any of them, from any and all claims or causes of action of any kind, whatsoever, which Havard or Sterling has or might have, known or unknown, now existing or that might accrue hereinafter, asserted or unasserted, arising from, relating to or resulting from facts in existence or alleged to have been in existence on or prior to the effective date of this Agreement including, without limitation, (a) claims asserted or that could have been asserted in the Stewart Lawsuit, and/or (b) claims in any way related to the Dispute. The Directors and ETC also agree not to directly or indirectly assist any third party in pursuing any claims against Havard or Sterling, unless required by law. The Directors and ETC also represent and warrant that, except for the Stewart Lawsuit, they have not previously assisted any third party in pursuing claims against Havard or Sterling. The foregoing shall not constitute a release of any claims or causes of action for any party's default under the terms of this Settlement Agreement and shall not impair or prevent enforcement of any right, remedy, or obligation set forth in this Settlement Agreement. Nothing contained in this Section 4 is intended to in any way limit the indemnification rights set forth in ETC's Certificate of Incorporation or Bylaws or available under the General Corporation Law of Delaware that Havard may have as a result of having served as a director and officer of ETC. Except as expressly provided above, it is the intent of the parties that the foregoing constitute a general release of claims.

     5. In consideration of the foregoing and the promises stated herein, ETC, its predecessors, successors, and affiliates hereby release, acquit and forever discharge Havard and the Directors, their heirs, successors and assigns, and Sterling, its agents, servants, employees, representatives, officers, directors, attorneys, predecessors, successors, assigns, affiliates and all other persons, natural or corporate, in privity with any of them, from any and all claims or causes of action of any kind whatsoever, which ETC has or might have, known or unknown, now existing or that might accrue hereinafter, asserted or unasserted, arising from, relating to or resulting from, facts in existence or alleged to have been in existence on or prior to the effective date of this Agreement, including, without limitation, claims in any way related to the Dispute or the Stewart Lawsuit, provided, however, that nothing contained in this Agreement shall release, acquit or discharge Havard from his obligations, duties, covenants and agreements set forth in Sections 8 and 9 of that certain Amended and Restated Employment and Settlement Agreement dated effective as of December 17, 1997, by and between ETC and Havard. The foregoing shall not constitute a release of any claims or causes of action for any party's default under the terms of this Settlement Agreement and shall not impair or prevent enforcement of any right, remedy,



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or obligation set forth in this Settlement Agreement. Except as expressly provided above, it is the intent of the parties that the forgoing constitute a general release of claims.

     6. In consideration of the foregoing and the promises stated herein, each of the Directors, his heirs, successors and assigns hereby release, acquit, and forever discharge Havard, his heirs, successors and assigns, ETC, Sterling, and their respective agents, servants, employees, representatives, officers, directors, attorneys, predecessors, successors, assigns, affiliates and all other persons, natural or corporate, in privity with any of them, from any and all claims or causes of action of any kind, whatsoever, which the Directors have or might have, known or unknown, now existing or that might accrue hereinafter, asserted or unasserted, arising from, relating to or resulting from facts in existence or alleged to have been in existence on or prior to the effective date of this Agreement, including, without limitation, (a) claims asserted or that could have been asserted in the Stewart Lawsuit, and/or (b) claims in any way related to the Dispute. The foregoing shall not constitute a release of any claims or causes of action for any party's default under the terms of this Settlement Agreement and shall not impair or prevent enforcement of any right, remedy, or obligation set forth in this Settlement Agreement. Nothing contained in this Section 6 is intended to in any way limit the indemnification rights set forth in ETC's Certificate of Incorporation or Bylaws or available under the General Corporation Law of Delaware that the Directors may have as a result of having served as a director and officer of ETC. Except as expressly provided above, it is the intent of the parties that the foregoing constitute a general release of claims.

     7. In consideration of the foregoing, ETC shall not treat the engagement by Havard in the sale of Systems and/or services on behalf of Electronic Data Systems for the workers' compensation market as a violation of paragraph 8 of that certain Amended and Restated Employment and Settlement Agreement dated December 17, 1997, by and between ETC and Havard.

     8. Contemporaneously with the full execution of this Settlement Agreement, Stewart shall file a motion to dismiss with prejudice his claims against Havard and Sterling in the Stewart Lawsuit. It is further understood and agreed by Stewart, Havard and Sterling that all costs of court in the Stewart Lawsuit will be borne by the party incurring them. Further, Stewart shall not appeal the Court's Order of Dismissal by a motion for new trial, writ of error, bill of review or otherwise.

     9. Each party hereto agrees not to commit any act or make daily statement that is, or could reasonably be interpreted as, detrimental to the business, reputation, or good will of any other party hereto that such party has released pursuant to Section 4, 5 or 6 above.

     10. The parties hereto represent that they are the owners of the respective claims being released herein and that they have not transferred, assigned or otherwise encumbered said claims or any part thereof.

     11. The parties hereto will refrain from communicating with others, subject to the provisions set forth below, about the terms of this Settlement Agreement, any offers of settlement, whether written or oral, and/or other negotiations for settlement leading up to the



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Settlement Agreement and will further refrain, in any manner or method, from discussing, publishing or disseminating any information or documentation concerning the contents of the Settlement Agreement. The parties hereto may disclose the existence of a settlement among the parties and of this Settlement Agreement, but shall maintain the terms of this Settlement Agreement as confidential and shall not divulge same to any third party, except as may be required to be disclosed to existing or prospective lenders, as may be required by law, regulation or existing agreement (including for this purpose disclosures recommended by counsel in filings with the Securities and Exchange Commission) or as may be required to be disclosed on a confidential basis to attorneys or any court.

     12. It is expressly understood by the parties hereto that this Settlement Agreement shall be binding upon and inure to the benefit of the respective parties, their legal representatives, successors and assigns.

     13. It is understood and agreed by the parties hereto that this Settlement Agreement contains the entire agreement between the parties hereto and supersedes any and all prior arrangements, agreements, or understandings between the parties relating to the subject matter hereof.

     14. This Settlement Agreement may be amended only by a written instrument signed by all the parties hereto.

     15. The parties herein warrant and represent to all other parties to this Settlement Agreement (a) that they were represented by Attorneys in connection with the execution of this Settlement Agreement, (b) that they have read and understand all aspects of this Settlement Agreement and all of its effects, and (c) that they have executed this Settlement Agreement as a free and voluntary act of their own free will without any threat, force, fraud, duress, or coercion of any kind.

     16. This Settlement Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed and enforced in accordance with the laws of the State of Texas. The parties hereto further agree that exclusive venue and jurisdiction of any and all lawsuits brought on or in connection with this Settlement Agreement shall be in Dallas County, Texas. All parties to this Settlement Agreement agree to submit to personal jurisdiction before a court in Dallas County Texas in any lawsuit brought on or in connection with this Settlement Agreement.

     17. This Settlement Agreement may be executed by the parties hereto in multiple counterparts, all of which, taken together, shall constitute one and the same Settlement Agreement. Facsimile signatures shall be effective.

     18. The formation and enforceability of this Settlement Agreement are conditioned upon the signature of each and every party hereto before notary publics.

     19. Each of the parties hereto hereby covenants and agrees that it will not directly or indirectly, alone or with others, bring, commence, institute, maintain, prosecute or voluntarily aid



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in any action, at law or in equity, or any other proceeding against the other parties hereto, either affirmatively or by way of cross-complaint, defense, counterclaim or by any other means with respect to the claims released pursuant to this Settlement Agreement.

     20. The parties hereto agree that this Settlement Agreement may be pleaded as full and complete defense to, and may be used as a basis for injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of this Settlement Agreement.

     21. The effective date of this Settlement Agreement is the last date of the Acknowledgments signed below.

     IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date of their respective acknowledgments below.


                                       ELECTRONIC TRANSMISSION
                                       CORPORATION

                                       By: /s/ Steve Arnold
                                          -----------------------------
                                          Steve Arnold, President


                                       STERLING NATIONAL CORPORATION

                                       By:   /s/ L. Cade Havard
                                          -----------------------------
                                          L. Cade Havard, President

                                             /s/ L. Cade Havard
                                          -----------------------------
                                                 L. Cade Havard

                                             /s/ Steve Arnold
                                          -----------------------------
                                                 Steve Arnold

                                             /s/ Dennis Barnes
                                          -----------------------------
                                                 Dennis Barnes

                                             /s/ Michael Eckstein
                                          -----------------------------
                                                 Michael Eckstein



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                                              /s/ Mack Goforth
                                          -----------------------------
                                                  Mack Goforth

                                              /s/ Dave Hannah
                                          -----------------------------
                                                  Dave Hannah

                                              /s/ Tim Powell
                                          -----------------------------
                                                  Tim Powell

                                              /s/ Scott Stewart
                                          -----------------------------
                                                  Scott Stewart





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